NUMBER                                                                  SHARES


                           WESTSIDE ENERGY CORPORATION

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                                   COMMON STOCK                CUSIP 96149R 10 0
                       SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT: __________________________________________
IS OWNER OF __________________________________ FULLY PAID AND NON-ASSESSABLE
SHARES OF THE COMMON STOCK, PAR VALUE $0.01 PER SHARE OF

                           WESTSIDE ENERGY CORPORATION

transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and Registered by the Registrar.

    IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and its Corporate seal to be hereunto affixed.

DATED:____________________________

____________________________________        ____________________________________
ASSISTANT SECRETARY                         PRESIDENT &
                                            CHIEF EXECUTIVE OFFICER


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         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common                   UNIF GIFT MIN ACT -. ..........
TEN ENT-  as tenants by the entireties           Custodian ....................
JT TEN -  as joint tenants with right of           (Cust)             (Minor)
             survivorship and not as tenants     under Uniform Gifts to Minors
             in common                           Act ...................
                                                 (State)

   Additional abbreviations may also be used though not in the above list.

For Value Received, _________________ do hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
____________________________________

______________________________________________________________________________
                     (PLEASE PRINT OR TYPEWRITE NAME AND
                     ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

__________________________ Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________________

                  In presence of      ____________________________________

                                      ____________________________________

         NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatsoever.

         The signature(s) of the assignor must be guaranteed hereon by a participant in either the Securities Transfer Agent's Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) or the New York Stock Exchange Medallion Program (MSP).